               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                            FORM 8-K


                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                 Date of Report:  January 19, 1995



                         U S WEST, INC.


A Colorado       Commission File      IRS Employer Identification
Corporation      Number 1-8611        No. 84-0926774


        7800 East Orchard Road, Englewood, Colorado 80111


                 Telephone Number (303) 793-6500

Item 7.  Exhibits
     27      Financial Data Schedule

     99A Press Release issued January 18, 1995 concerning the fourth-quarter earnings results of U S WEST, Inc. (the "Company").

     99B.1   Unaudited Consolidated Statements of Income of the
             Company for quarters ended December 31, 1993 and December 31, 1994, filed in connection with the Press Release dated January 18, 1995.

     99B.2 Unaudited Selected Consolidated Data of the Company for quarters ended December 31, 1993 and December 31, 1994, filed in connection with the Press Release dated January 18, 1995.

     99B.3   Unaudited Consolidated Statements of Income of the
             Company for years ended December 31, 1993 and December 31, 1994, filed in connection with the Press Release dated January 18, 1995.

     99B.4 Unaudited Selected Consolidated Data of the Company for years ended December 31, 1993 and December 31, 1994, filed in connection with the Press Release dated January 18, 1995.

     99B.5 Unaudited Consolidated Balance Sheets of the Company filed in connection with the Press Release dated
             January 18, 1995.

     99B.6 Unaudited Consolidated Statements of Cash Flows of the Company for years ended December 31, 1993 and December 31, 1994, filed in connection with the Press Released dated January 18, 1995.



     99B.7 Unaudited Statements of Income of the Company for quarters ended December 31, 1993 and December 31,
             1994, filed in connection with the Press Release dated January 18, 1995.

     99B.8 Unaudited Statements of Income of the Company for nine months ended September 30, 1993 and September
             30, 1994, filed in connection with the Press Release dated January 18, 1995.

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    U S WEST, Inc.

                                    /s/ STEPHEN E. BRILZ

                                    By __________________________
                                       Stephen E. Brilz
                                       Senior Attorney and
                                       Assistant Secretary

Dated:  January 19, 1995